UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Brian C. Janssen

American Funds Emerging Markets Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund® Annual report for the year ended December 31, 2019

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2021. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2020, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.89% (4.85% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

9	Financial statements

34	Board of trustees and other officers

Fellow investors:

Emerging markets bonds rallied for much of American Funds Emerging Markets Bond Fund’s fiscal year. For the 12-month period ended December 31, 2019, the fund generated a total return of 13.69%.

Dividends were paid at each month-end during the period for a total of approximately 63 cents a share, a portion of which was a return of capital. Fund investors who reinvested their dividends earned an income return of 6.91%, while those who elected to take their dividends in cash received an income return of 6.71%. A capital gain of nearly three cents a share was paid in December.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* posted a return of 15.04% over the same period. This index measures broad returns across U.S. dollar–denominated emerging markets bonds.

The portfolio’s allocation to certain countries and bonds including Russia, Egypt and Mexico helped results. The fund’s emphasis on local currency bonds, including exposure to the appreciating currencies such as the Russian ruble, also positively impacted returns. Currency positioning is managed by emphasizing bonds issued in particular currencies and use of derivatives such as currency forward contracts.

Market overview

Emerging markets debt fared well overall, thanks to a supportive backdrop of modest global growth and accommodative central bank policies in major economies.

The Federal Reserve cut interest rates in July, September and October, bringing the benchmark to a range of 1.5%–1.75%. Other policymakers including the European Central Bank also engaged in rate cuts during the period. Credit spreads, or the difference between the yields on government bonds and corporate bonds, fell on the global surge of rate cutting by central banks.

Easy monetary policies kept interest rates firmly in low to negative territory in the U.S., Europe and Japan, and provided safeguards to economic expansions. Along with cooling trade tensions between the U.S. and China, the low yields of major economies and tightening credit spreads provided support for the relatively higher yielding debt of emerging markets.

Results at a glance

For periods ended December 31, 2019, with all distributions reinvested

	Cumulative		Average annual total returns
	total returns			Lifetime
	6 months	1 year	3 years	(since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class A shares)	3.16%	13.69%	7.13%	6.20%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	3.34	15.04	6.69	6.34
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	4.37	13.47	7.03	5.16
Lipper Emerging Markets Hard Currency Debt Funds Average†	2.80	13.21	5.80	5.73

*	The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

The local-currency index, the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EM) Global Diversified*, gained 13.47% in U.S. dollar terms. A 50%/50% blend of this local currency index and its counterpart for U.S. dollar-denominated bonds, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, notched gains of 14.31%.

Despite strong gains overall, it’s important to point out there were meaningful divergences in returns based on specific country fundamentals. For example, both Argentina and Lebanon fell out of favor on mounting political and financial crises.

Bonds backing Argentina have been volatile as investors await clarity from President Alberto Fernández on potential negotiations over the country’s sovereign debt. While U.S. dollar–denominated Argentine debt rallied in the fourth quarter on optimism over the government’s approach, gains were not enough to offset losses.

Lebanese bonds, meanwhile, remained unpredictable on rising political conflict and liquidity concerns. Protestors took to the streets to march against alleged corruption and mismanagement of vital resources including electricity. More recently, Hassan Diab was named prime minister in mid-December following the resignation of Saad Hariri.

Meanwhile, a bond-buying program by the European Central Bank initiated in September helped lift bonds across Europe. Yields, which fall as prices rise, for 10-year Greek government bonds declined nearly three percentage points in 2019.

Inside the portfolio

Of the 52 countries represented in the portfolio, Mexico, Russia, Brazil, Indonesia and South Africa were among larger holdings as December 31. We uncovered diverse opportunities, leading to new investments in Greece and Ukraine. We also initiated investments in Chinese local currency bonds, which offered good relative value amid the broader market rally.

The portfolio benefited from allocations to the Russian ruble and Egyptian pound. Positions in both countries’ sovereign bonds also bolstered returns.

In the case of Russia, the combination of prudent fiscal and monetary policies, attractive real yields, and some luck in the form of higher oil prices led to strong demand. In Egypt, recent economic policy reforms drove returns.

We trimmed exposure to Brazil over the period, though it remains among the portfolio’s larger holdings. Although the country faces a series of economic and fiscal challenges, optimism has been growing. Brazilian legislators approved a landmark pension reform bill in late October after several years of failed attempts. It was a major victory for first-year president Jair Bolsonaro, who is also seeking other fiscal and economic reforms to revive growth.

We added to investments in Malaysia, where yields could fall as investment and credit growth both decelerate. Despite its recent narrowing, the trade surplus there may rise over time — supporting the ringgit, which has become one of the portfolio’s larger currency exposures.

Recently, holdings of Indian bonds and the rupee were reduced for the time being, though they remain meaningful. The fund’s exposure to the rupee detracted from results. The Reserve Bank of India may decide to step away from its accommodative policy stance to address a near-term surge in headline inflation. Elsewhere in currency, the fund’s exposure to the Uruguayan peso also weighed on the portfolio.

Meanwhile, the fund’s position in Argentina detracted from results, as political upheaval throughout the presidential election cycle led to the center-left candidate Alberto Fernández handily defeating conservative president Mauricio Macri.

Interest rate derivatives including U.S. Treasury futures and interest rate swaps were used modestly throughout 2019 with a primary objective to increase exposure to intermediate U.S. interest rates. With the decline in yields during the year, the fund’s yield curve positioning — including derivatives — was additive to results.

Looking ahead

2020 seems likely to offer a reasonably constructive backdrop for emerging markets debt. Global growth appears poised to continue at a moderate pace — supported in part by the recent stabilization of some macroeconomic factors as well as ongoing accommodative policies from major central banks. That said, valuations have become somewhat less compelling following the strong gains across the asset class, tempering our return expectations.

Following a broad rally, it’s important to note that emerging markets include varied fundamentals. Careful assessment of idiosyncratic risks remains critically important given the disparity in growth rates, debt levels and appropriate policy alignment that exists across emerging nations.

Trade negotiations are likely to continue to influence emerging markets debt, and a U.S. trade deal with China could bolster support of the asset class. The upcoming U.S. presidential election could provide some clues as to what may be in store for the U.S. economy.

We thank you for making American Funds Emerging Markets Bond Fund part of your portfolio and look forward to reporting to you again in six months’ time.

Sincerely,

Robert H. Neithart
President
February 12, 2020

For current information about the fund, visit capitalgroup.com.

*	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Emerging Markets Bond Fund

The value of a hypothetical $10,000 investment

How a $10,000 investment has fared for the period April 22, 2016, to December 31, 2019, with all distributions reinvested.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
[3]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period April 22, 2016, commencement of fund operations, through December 31, 2016.

Total returns based on a $1,000 investment (for the period ended December 31, 2019)*

	1 year	Lifetime (since 4/22/16)

Class A shares	9.47%	5.11%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.03%, and the net expense ratio is 1.01% as of the prospectus dated March 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2021. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

American Funds Emerging Markets Bond Fund	3

Summary investment portfolio December 31, 2019

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	1.61%
AA/Aa	1.39
A/A	17.54
BBB/Baa	32.61
Below investment grade	40.19
Short-term securities & other assets less liabilities	6.66

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.34%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 82.25%
Angola (Republic of) 8.00% 2029[1]		$6,400	$6,846
Argentine Republic 7.50% 2026		11,300	5,908
Argentine Republic 7.82% 2033[2]		€1,238	805
Argentine Republic 2.25%–70.25% 2020–2022[3,4,5]	ARS	274,929	2,388
Argentine Republic 0%–6.88% 2021–2048[2]		$19,564	9,805
Argentine Republic Inflation-Protected Security 5.83% 2033[4]	ARS	37,779	349
Banque Centrale de Tunisie 6.75% 2023		€5,070	5,896
Banque Centrale de Tunisie 5.75% 2025		$425	398
Banque Centrale de Tunisie 6.375% 2026		€6,500	7,253
Banque Centrale de Tunisie 5.63%–6.75% 2023–2024		910	1,023
Brazil (Federative Republic of) 10.00% 2025	BRL	124,648	35,631
Brazil (Federative Republic of) 10.00% 2027		22,000	6,437
Brazil (Federative Republic of) 6.00%–10.00% 2023–2055[4]		9,315	2,966
China (People’s Republic of), Series 1906, 3.29% 2029	CNY	10,900	1,582
China (People’s Republic of), Series 1910, 3.86% 2049		92,920	13,700
China Development Bank Corp., Series 1905, 3.48% 2029		68,300	9,650
Colombia (Republic of), Series B, 6.25% 2025	COP	34,521,400	10,814
Colombia (Republic of), Series B, 7.50% 2026		15,462,800	5,141
Colombia (Republic of), Series B, 6.00% 2028		21,410,000	6,490
Colombia (Republic of) 3.50%–7.75% 2021–2030[4]		13,505,523	4,534
Cote d’Ivoire (Republic of) 5.375% 2024[1]		$900	948
Cote d’Ivoire (Republic of) 5.25% 2030		€4,400	5,045
Cote d’Ivoire (Republic of) 5.875% 2031		5,875	6,875
Dominican Republic 9.75% 2026	DOP	281,750	5,464
Dominican Republic 10.38%–11.38% 2023–2029		200,900	3,990
Dominican Republic 5.50%–7.45% 2025–2049[1]		$17,918	20,137
Egypt (Arab Republic of) 4.55% 2023[1]		5,300	5,423
Egypt (Arab Republic of) 5.58%–8.50% 2023–2059[1]		8,975	9,479
Egypt (Arab Republic of) 15.70%–18.35% 2023–2027	EGP	97,800	6,769
Egypt (Arab Republic of) 4.75%–5.63% 2026–2030		€3,365	3,947
Honduras (Republic of) 6.25% 2027		$6,900	7,549
Honduras (Republic of) 6.25% 2027[1]		2,975	3,255

4	American Funds Emerging Markets Bond Fund

	Principal amount (000)		Value (000)
India (Republic of) 8.24% 2027	INR	729,000	$11,000
India (Republic of) 6.84%–7.59% 2022–2029		818,100	11,831
Indonesia (Republic of), Series 59, 7.00% 2027	IDR	89,289,000	6,423
Indonesia (Republic of), Series 64, 6.125% 2028		145,446,000	9,896
Indonesia (Republic of), Series 65, 6.625% 2033		190,830,000	12,725
Indonesia (Republic of) 7.00%–8.75% 2024–2036		218,844,000	16,549
Jordan (Hashemite Kingdom of) 5.75% 2027[1]		$4,800	5,077
Kenya (Republic of) 6.875% 2024		6,045	6,558
Kenya (Republic of) 7.25%–8.25% 2028–2048[1]		6,285	6,829
Malaysia (Federation of), Series 0219, 3.885% 2029	MYR	22,500	5,757
Malaysia (Federation of), Series 0419, 3.828% 2034		19,800	4,953
Malaysia (Federation of), Series 0418, 4.893% 2038		69,400	19,337
Malaysia (Federation of) 3.89%–4.92% 2026–2048		34,358	8,954
Panama (Republic of) 3.16%–4.50% 2026–2050[1]		$9,105	9,939
Peru (Republic of) 5.40% 2034	PEN	15,889	5,041
Peru (Republic of) 4.13%–8.75% 2027–2033		$1,885	2,547
Peru (Republic of) 5.35%–6.35% 2028–2040	PEN	24,870	8,097
Poland (Republic of), Series 0420, 1.50% 2020	PLN	20,314	5,364
Poland (Republic of), Series 0922, 5.75% 2022		11,700	3,422
Poland (Republic of) 4.00% 2024		$2,800	3,018
Poland (Republic of), Series 0726, 2.50% 2026	PLN	23,777	6,465
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[1]		$350	430
Qatar (State of) 4.50% 2028[1]		5,300	6,082
Qatar (State of) 3.88%–5.10% 2023–2048[1]		3,000	3,678
Romania 3.50%–4.75% 2022–2025	RON	16,560	3,868
Romania 2.38%–4.63% 2027–2049		€10,255	13,348
Russian Federation 7.00% 2023	RUB	1,218,420	20,416
Russian Federation 8.15% 2027		779,690	14,044
Russian Federation 4.375% 2029[1]		$9,400	10,470
Russian Federation 8.50% 2031	RUB	501,366	9,555
Russian Federation 5.25% 2047		$4,000	5,017
Russian Federation 7.25%–7.70% 2021–2034	RUB	561,840	9,579
Russian Federation 4.38%–5.10% 2026–2035[1]		$2,400	2,748
Senegal (Republic of) 4.75% 2028		€5,300	6,286
Senegal (Republic of) 4.75% 2028		2,540	3,013
Senegal (Republic of) 6.25%–8.75% 2021–2024		$4,959	5,484
South Africa (Republic of) 4.665% 2024		1,500	1,568
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR	223,495	11,122
South Africa (Republic of), Series R-2048, 8.75% 2048		337,360	21,276
South Africa (Republic of) 8.00%–10.50% 2026–2037		161,070	11,083
Sri Lanka (Democratic Socialist Republic of) 6.13%–7.85% 2021–2029[1]		$16,990	16,515
Turkey (Republic of) 10.70% 2021	TRY	43,200	7,251
Turkey (Republic of) 2.00%–12.20% 2021–2026[4]		100,473	16,530
Turkey (Republic of) 4.25%–7.63% 2023–2029		$13,130	13,299
Ukraine Government 15.70% 2020	UAH	125,271	5,262
Ukraine Government 8.994% 2024		$4,670	5,271
Ukraine Government 6.75% 2026		€7,358	9,288
Ukraine Government 10.00%–17.25% 2020–2025	UAH	308,800	13,802
Ukraine Government 7.75% 2021–2025		$5,000	5,343
United Mexican States, Series M, 5.75% 2026	MXN	185,800	9,320
United Mexican States, Series M20, 8.50% 2029		272,000	16,023
United Mexican States 4.00%–8.00% 2023–2046[4]		205,860	11,626
United Mexican States 4.15%–5.75% 2027–2110		$4,378	5,077
Other securities			99,322
			779,275

Corporate bonds & notes 9.48%
Industrials 2.96%
Autoridad del Canal de Panama 4.95% 2035		400	467
Dianjian Haiyu Ltd. 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.773% on 7/19/2023)[2]		800	804
Dianjian International Finance Ltd., 4.60% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.933% on 7/19/2023)[2]		3,100	3,205
DP World Crescent 4.848% 2028[1]		4,700	5,164
ENA Norte Trust 4.95% 2028		1,591	1,648

American Funds Emerging Markets Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds & notes (continued)
Industrials (continued)
Mexico City Airport Trust 5.50% 2046		$2,088	$2,160
Mexico City Airport Trust 5.50% 2047		8,212	8,497
Other securities			6,115
			28,060

Energy 2.52%
Petrobras Global Finance Co. 8.75% 2026		1,550	1,993
Petróleos Mexicanos 7.19% 2024	MXN	111,770	5,409
Petróleos Mexicanos 7.47% 2026		203,270	9,457
Petróleos Mexicanos 6.49%–6.88% 2026–2029[1]		$2,937	3,154
Other securities			3,873
			23,886

Financials 1.30%
CCCI Treasure Ltd., 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 7.192% on 4/21/2020)[2]		3,621	3,630
Industrial and Commercial Bank of China Ltd. 3.538% 2027		2,900	3,009
Leader Goal International Ltd. 4.25%[2]		1,530	1,565
Other securities			4,133
			12,337

Materials 1.18%
Other securities			11,188

Utilities 1.12%
Other securities			10,585

Other 0.40%
Other securities			3,763

Total corporate bonds & notes			89,819

U.S. Treasury bonds & notes 1.61%
U.S. Treasury 0.93%
U.S. Treasury 1.625% 2029[6]		9,000	8,767

U.S. Treasury inflation-protected securities 0.68%
U.S. Treasury Inflation-Protected Securities 0.13%–0.50% 2024[4]		6,384	6,465

Total U.S. Treasury bonds & notes			15,232

Total bonds, notes & other debt instruments (cost: $882,022,000)			884,326

Short-term securities 4.55%		Shares
Money market investments 3.53%
Capital Group Central Cash Fund 1.73%[7]		334,894	33,489

	Principal amount (000)
Other short-term securities 1.02%
Argentinian Treasury Bills (3.88%)–58.68% due 7/29/2020–7/31/2020	ARS	231,787	2,555
Egyptian Treasury Bills 13.37%–13.74% due 5/12/2020–7/28/2020	EGP	119,600	7,101
			9,656

Total short-term securities (cost: $47,621,000)			43,145
Total investment securities 97.89% (cost: $929,643,000)			927,471
Other assets less liabilities 2.11%			19,971

Net assets 100.00%			$947,442

6	American Funds Emerging Markets Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [8]	Value at 12/31/2019 (000) [9]	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	478	April 2020	$95,600	$103,009	$(53)
5 Year U.S. Treasury Note Futures	Long	273	April 2020	27,300	32,381	(113)
10 Year Euro-Bund Futures	Short	100	March 2020	€(10,000)	(19,124)	182
10 Year Ultra U.S. Treasury Note Futures	Long	212	March 2020	$21,200	29,829	(359)
30 Year Ultra U.S. Treasury Bond Futures	Short	43	March 2020	(4,300)	(7,811)	242
						$(101)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
MXN35,000	USD1,792	Goldman Sachs	1/6/2020	$58
EUR3,929	USD4,368	Standard Chartered Bank	1/6/2020	40
EUR2,900	USD3,219	Standard Chartered Bank	1/6/2020	36
CZK124,460	EUR4,868	Barclays Bank PLC	1/6/2020	28
USD1,088	THB32,900	JPMorgan Chase	1/6/2020	(10)
USD7,581	EUR6,829	JPMorgan Chase	1/6/2020	(82)
EUR115	USD127	HSBC Bank	1/7/2020	2
EUR410	USD458	UBS AG	1/7/2020	2
USD128	EUR115	Standard Chartered Bank	1/7/2020	(1)
USD453	EUR410	HSBC Bank	1/7/2020	(7)
USD3,767	ZAR55,440	Bank of New York Mellon	1/7/2020	(188)
EUR2,200	USD2,458	Citibank	1/8/2020	11
USD2,449	EUR2,200	JPMorgan Chase	1/8/2020	(20)
EUR1,185	USD1,318	Standard Chartered Bank	1/9/2020	12
USD2,318	EUR2,085	Morgan Stanley	1/9/2020	(22)
USD5,091	PEN17,290	JPMorgan Chase	1/10/2020	(126)
EUR4,282	USD4,763	Standard Chartered Bank	1/13/2020	44
USD2,111	THB64,000	Standard Chartered Bank	1/13/2020	(26)
USD4,754	EUR4,282	HSBC Bank	1/13/2020	(53)
USD1,823	MXN35,000	Citibank	1/15/2020	(23)
PLN45,873	EUR10,685	Bank of America	1/16/2020	94
KRW10,400,000	USD8,922	Citibank	1/16/2020	75
USD2,258	INR160,700	Standard Chartered Bank	1/16/2020	10
PLN6,163	EUR1,440	Citibank	1/16/2020	8
USD2,354	MXN45,100	Citibank	1/16/2020	(26)
USD7,689	BRL32,000	Standard Chartered Bank	1/16/2020	(261)
PLN26,614	EUR6,220	Goldman Sachs	1/17/2020	31
CZK113,491	EUR4,450	Citibank	1/17/2020	9
USD402	ZAR5,850	Standard Chartered Bank	1/17/2020	(15)
EUR6,955	USD7,777	Citibank	1/21/2020	35
USD7,779	EUR6,955	Morgan Stanley	1/21/2020	(33)
USD1,498	ZAR21,700	HSBC Bank	1/21/2020	(47)
CZK182,846	EUR7,180	JPMorgan Chase	1/23/2020	— [10]
BRL10,600	USD2,603	JPMorgan Chase	1/27/2020	30
EUR2,880	USD3,211	Standard Chartered Bank	1/27/2020	25
USD1,963	EUR1,760	JPMorgan Chase	1/27/2020	(15)
USD10,503	MXN200,000	UBS AG	1/27/2020	(30)
USD4,848	BRL19,800	JPMorgan Chase	1/27/2020	(71)
CNH16,000	USD2,261	Standard Chartered Bank	2/10/2020	36

American Funds Emerging Markets Bond Fund	7

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2019 (000)
USD2,240	CNH15,800	Citibank	2/10/2020	$(28)
USD4,701	CNH33,600	Standard Chartered Bank	2/10/2020	(122)
USD4,471	INR320,000	JPMorgan Chase	3/12/2020	21
USD1,811	INR130,000	JPMorgan Chase	3/13/2020	4
INR129,680	USD1,803	HSBC Bank	3/13/2020	— [10]
USD4,339	EUR3,755	Bank of America	3/26/2020	104
EUR2,000	USD2,245	UBS AG	3/26/2020	10
USD10,597	EUR9,438	Standard Chartered Bank	6/12/2020	(99)
USD19,968	EUR17,695	Citibank	6/19/2020	(95)
CZK58,470	USD2,547	Standard Chartered Bank	10/21/2020	32
PLN9,750	USD2,546	Citibank	10/21/2020	24
RON16,508	EUR3,350	HSBC Bank	10/21/2020	(7)
USD2,534	CZK58,470	Bank of America	10/21/2020	(46)
				$(672)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.655%	3-month USD-LIBOR	12/30/2024		$36,300	$1,603	$—	$1,603
6.95%	28-day MXN-TIIE	8/8/2029	MXN	88,500	50	—	50
3-month USD-LIBOR	2.795%	12/30/2029		$19,300	(1,600)	—	(1,600)
						$—	$53

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $125,946,000, which represented 13.29% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,196,000, which represented .13% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2019.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
[10]	Amount less than one thousand.

Key to abbreviations and symbols

ARS = Argentine pesos

BRL = Brazilian reais

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EGP = Egyptian pounds

EUR/€ = Euros

IDR = Indonesian rupiah

INR = Indian rupees

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

8	American Funds Emerging Markets Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $929,643)		$927,471
Cash		543
Cash collateral pledged for futures contracts		346
Cash collateral pledged for swap contracts		647
Cash denominated in currencies other than U.S. dollars (cost: $688)		701
Unrealized appreciation on open forward currency contracts		781
Receivables for:
Sales of fund’s shares	$3,842
Dividends and interest	17,462
Variation margin on futures contracts	198
Variation margin on swap contracts	66
Other	134	21,702
		952,191
Liabilities:
Unrealized depreciation on open forward currency contracts		1,453
Payables for:
Purchases of investments	38
Repurchases of fund’s shares	1,621
Dividends on fund’s shares	566
Investment advisory services	431
Services provided by related parties	73
Trustees’ deferred compensation	3
Variation margin on futures contracts	43
Variation margin on swap contracts	58
Non-U.S. taxes	425
Other	38	3,296
Net assets at December 31, 2019		$947,442

Net assets consist of:
Capital paid in on shares of beneficial interest		$950,164
Total accumulated loss		(2,722)
Net assets at December 31, 2019		$947,442

See notes to financial statements.

American Funds Emerging Markets Bond Fund	9

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (95,284 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$387,365	38,957	$9.94
Class C	28,013	2,817	9.94
Class T	10	1	9.94
Class F-1	13,200	1,328	9.94
Class F-2	213,402	21,462	9.94
Class F-3	111,498	11,213	9.94
Class 529-A	8,295	834	9.94
Class 529-C	1,370	138	9.94
Class 529-E	1,123	113	9.94
Class 529-T	12	1	9.94
Class 529-F-1	4,199	422	9.94
Class R-1	104	10	9.94
Class R-2	1,228	124	9.94
Class R-2E	671	68	9.94
Class R-3	1,992	200	9.94
Class R-4	1,052	106	9.94
Class R-5E	227	23	9.94
Class R-5	740	74	9.94
Class R-6	172,941	17,393	9.94

See notes to financial statements.

10	American Funds Emerging Markets Bond Fund

Statement of operations for the year ended December 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $430)	$61,445
Dividends	317	$61,762
Fees and expenses*:
Investment advisory services	4,628
Distribution services	1,144
Transfer agent services	740
Administrative services	265
Reports to shareholders	62
Registration statement and prospectus	293
Trustees’ compensation	4
Auditing and legal	57
Custodian	248
Other	41
Total fees and expenses before reimbursements/waiver	7,482
Less reimbursements/waiver of fees and expenses:
Miscellaneous fee reimbursements	200
Transfer agent services fee waiver	28
Transfer agent services fee reimbursement	— †
Total fees and expenses after reimbursements/waiver		7,254
Net investment income		54,508

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $310)	(7,279)
Futures contracts	2,408
Forward currency contracts	1,990
Swap contracts	19
Currency transactions	(979)	(3,841)
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $202)	57,832
Futures contracts	(758)
Forward currency contracts	(2,664)
Swap contracts	(2)
Currency translations	173	54,581
Net realized loss and unrealized appreciation		50,740

Net increase in net assets resulting from operations		$105,248

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Emerging Markets Bond Fund	11

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2019	2018
Operations:
Net investment income	$54,508	$41,470
Net realized loss	(3,841)	(18,049)
Net unrealized appreciation (depreciation)	54,581	(61,376)
Net increase (decrease) in net assets resulting from operations	105,248	(37,955)

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(33,743)	(39,645)
Return of capital	(23,387)	(1,236)
Total distributions paid or accrued and return of capital paid to shareholders	(57,130)	(40,881)

Net capital share transactions	205,554	439,567

Total increase in net assets	253,672	360,731

Net assets:
Beginning of year	693,770	333,039
End of year	$947,442	$693,770

See notes to financial statements.

12	American Funds Emerging Markets Bond Fund

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Emerging Markets Bond Fund	13

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

14	American Funds Emerging Markets Bond Fund

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$779,275	$—	$779,275
Corporate bonds & notes	—	89,819	—	89,819
U.S. Treasury bonds & notes	—	15,232	—	15,232
Short-term securities	33,489	9,656	—	43,145
Total	$33,489	$893,982	$—	$927,471

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$424	$—	$—	$424
Unrealized appreciation on open forward currency contracts	—	781	—	781
Unrealized appreciation on interest rate swaps	—	1,653	—	1,653
Liabilities:
Unrealized depreciation on futures contracts	(525)	—	—	(525)
Unrealized depreciation on open forward currency contracts	—	(1,453)	—	(1,453)
Unrealized depreciation on interest rate swaps	—	(1,600)	—	(1,600)
Total	$(101)	$(619)	$—	$(720)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Emerging Markets Bond Fund	15

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts,

16	American Funds Emerging Markets Bond Fund

terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets

American Funds Emerging Markets Bond Fund	17

equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $81,079,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $129,566,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $58,277,000.

18	American Funds Emerging Markets Bond Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts and interest rate swaps as of, or for the year ended, December 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$424	Unrealized depreciation*	$525
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	781	Unrealized depreciation on open forward currency contracts	1,453
Swap	Interest	Unrealized appreciation*	1,653	Unrealized depreciation*	1,600
			$2,858		$3,578

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$2,408	Net unrealized depreciation on futures contracts	$(758)
Forward currency	Currency	Net realized gain on forward currency contracts	1,990	Net unrealized depreciation on forward currency contracts	(2,664)
Swap	Interest	Net realized gain on swap contracts	19	Net unrealized depreciation on swap contracts	(2)
			$4,417		$(3,424)

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts and interest rate swaps. For futures contracts and interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Emerging Markets Bond Fund	19

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$198	$(46)	$—	$(152)	$—
Barclays Bank PLC	28	—	—	—	28
Citibank	162	(162)	—	—	—
Goldman Sachs	89	—	—	—	89
HSBC Bank	2	(2)	—	—	—
JPMorgan Chase	55	(55)	—	—	—
Standard Chartered Bank	235	(235)	—	—	—
UBS AG	12	(12)	—	—	—
Total	$781	$(512)	$—	$(152)	$117
Liabilities:
Bank of America	$46	$(46)	$—	$—	$—
Bank of New York Mellon	188	—	—	—	188
Citibank	172	(162)	—	—	10
HSBC Bank	114	(2)	(112)	—	—
JPMorgan Chase	324	(55)	—	—	269
Morgan Stanley	55	—	(44)	—	11
Standard Chartered Bank	524	(235)	(260)	—	29
UBS AG	30	(12)	—	—	18
Total	$1,453	$(512)	$(416)	$—	$525

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2019, the fund utilized capital loss carryforward of $6,233,000.

20	American Funds Emerging Markets Bond Fund

As of December 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distributions in excess of ordinary income	$23,387
Gross unrealized appreciation on investments	46,541
Gross unrealized depreciation on investments	(49,331)
Net unrealized depreciation on investments	(2,790)
Cost of investments	929,541

For the year ended December 31, 2019, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2019								Year ended December 31, 2018
Share class	Ordinary income		Long-term capital gains		Return of capital		Total paid or accrued		Ordinary income	Long-term capital gains		Return of capital		Total paid or accrued
Class A	$12,293		$1,116		$9,277		$22,686		$16,699	$49		$522		$17,270
Class C	722		81		548		1,351		920	3		29		952
Class T	—	*	—	*	—	*	—	*	1	—	*	—	*	1
Class F-1	454		38		341		833		851	2		26		879
Class F-2	7,756		616		5,812		14,184		10,356	33		324		10,713
Class F-3	2,483		323		1,946		4,752		2,498	7		78		2,583
Class 529-A	242		23		184		449		328	1		10		339
Class 529-C	36		4		27		67		48	—	*	2		50
Class 529-E	33		3		25		61		31	—	*	1		32
Class 529-T	—	*	—	*	—	*	—	*	1	—	*	—	*	1
Class 529-F-1	75		12		59		146		61	—	*	2		63
Class R-1	3		—	*	3		6		5	—	*	—	*	5
Class R-2	34		4		25		63		34	—	*	1		35
Class R-2E	21		2		16		39		24	—	*	1		25
Class R-3	56		6		42		104		67	—	*	2		69
Class R-4	38		3		28		69		39	—	*	1		40
Class R-5E	443		1		308		752		4	—	*	—	*	4
Class R-5	20		2		15		37		24	—	*	1		25
Class R-6	6,302		498		4,731		11,531		7,533	26		236		7,795
Total	$31,011		$2,732		$23,387		$57,130		$39,524	$121		$1,236		$40,881

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.570% of daily net assets. On March 4, 2019, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2019, decreasing the annual rate to 0.553% of daily net assets. For the year ended December 31, 2019, the investment advisory services fee was $4,628,000, which was equivalent to an annualized rate of 0.558% of average daily net assets.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended December 31, 2019, total fees and expenses reimbursed by CRMC were $200,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

American Funds Emerging Markets Bond Fund	21

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2019, AFS voluntarily waived transfer agent services fees of $28,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 for Class R-1 shares.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	American Funds Emerging Markets Bond Fund

For the year ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$836	$384		$70		Not applicable
Class C	225	26		9		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	31	17		5		Not applicable
Class F-2	Not applicable	247		81		Not applicable
Class F-3	Not applicable	41		25		Not applicable
Class 529-A	15	7		3		$4
Class 529-C	11	1		—	*	1
Class 529-E	5	—	*	—	*	1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	2		1		1
Class R-1	1	—	*	—	*	Not applicable
Class R-2	7	3		—	*	Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	8	2		1		Not applicable
Class R-4	2	1		—	*	Not applicable
Class R-5E	Not applicable	7		5		Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	1		65		Not applicable
Total class-specific expenses	$1,144	$740		$265		$7

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended December 31, 2019.

American Funds Emerging Markets Bond Fund	23

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*			Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$113,767	11,686		$18,566	1,903		$(49,458)	(5,086)	$82,875	8,503
Class C	11,783	1,208		1,326	136		(4,213)	(433)	8,896	911
Class T	—	—		—	—		—	—	—	—
Class F-1	7,134	733		827	85		(5,695)	(585)	2,266	233
Class F-2	126,205	12,976		14,092	1,445		(101,964)	(10,511)	38,333	3,910
Class F-3	70,116	7,207		4,539	464		(14,555)	(1,493)	60,100	6,178
Class 529-A	3,441	353		446	46		(1,747)	(180)	2,140	219
Class 529-C	617	63		66	7		(351)	(36)	332	34
Class 529-E	371	37		62	6		(124)	(12)	309	31
Class 529-T	—	—		1	—	†	—	—	1	—	†
Class 529-F-1	2,813	288		147	15		(347)	(36)	2,613	267
Class R-1	3	—	†	5	—	†	— †	— †	8	—	†
Class R-2	476	49		61	6		(123)	(12)	414	43
Class R-2E	73	8		37	4		(14)	(1)	96	11
Class R-3	816	84		102	10		(190)	(19)	728	75
Class R-4	319	33		67	7		(181)	(19)	205	21
Class R-5E	16,383	1,722		655	67		(17,205)	(1,781)	(167)	8
Class R-5	239	24		35	4		(4)	(1)	270	27
Class R-6	17,679	1,837		11,420	1,171		(22,964)	(2,374)	6,135	634
Total net increase (decrease)	$372,235	38,308		$52,454	5,376		$(219,135)	(22,579)	$205,554	21,105

Year ended December 31, 2018

Class A	$180,789	17,914		$13,660	1,411		$(81,095)	(8,460)	$113,354	10,865
Class C	13,696	1,352		926	95		(7,677)	(791)	6,945	656
Class T	—	—		—	—		—	—	—	—
Class F-1	19,251	1,883		851	86		(28,102)	(2,755)	(8,000)	(786)
Class F-2	217,146	21,532		10,686	1,108		(109,497)	(11,544)	118,335	11,096
Class F-3	38,567	3,860		2,378	247		(11,966)	(1,250)	28,979	2,857
Class 529-A	4,019	399		336	35		(1,781)	(186)	2,574	248
Class 529-C	811	80		49	5		(369)	(38)	491	47
Class 529-E	490	51		32	3		(88)	(9)	434	45
Class 529-T	—	—		1	—	†	—	—	1	—	†
Class 529-F-1	991	103		62	6		(228)	(24)	825	85
Class R-1	31	3		4	1		(29)	(3)	6	1
Class R-2	518	51		33	4		(99)	(10)	452	45
Class R-2E	554	54		23	2		(9)	(1)	568	55
Class R-3	838	82		67	7		(277)	(30)	628	59
Class R-4	727	72		39	4		(177)	(18)	589	58
Class R-5E	116	13		2	—	†	(1)	— †	117	13
Class R-5	204	20		23	3		(29)	(3)	198	20
Class R-6	172,634	16,711		7,793	819		(7,356)	(789)	173,071	16,741
Total net increase (decrease)	$651,382	64,180		$36,965	3,836		$(248,780)	(25,911)	$439,567	42,105

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

24	American Funds Emerging Markets Bond Fund

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $570,698,000 and $418,500,000, respectively, during the year ended December 31, 2019.

American Funds Emerging Markets Bond Fund	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2019	$9.35	$.63	$.62	$1.25	$(.36)	$(.03)	$(.27)	$(.66)	$9.94	13.69%	$387		1.03%		1.00%		6.44%
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [5]	(.02)	(.60)	9.35	(4.23)	285		1.06		1.01		6.23
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.93	203		1.25		1.01		6.00
12/31/2016[6,7]	10.00	.40	(.24)	.16	(.37)	—	(.02)	(.39)	9.77	1.58 [8,9]	58		1.00	[9,10]	.93	[9,10]	5.74	[9,10]
Class C:
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.82	28		1.79		1.77		5.67
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [5]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.08	13		2.04		1.78		5.19
12/31/2016[6,11]	10.19	.22	(.43)	(.21)	(.20)	—	(.01)	(.21)	9.77	(2.09)[8]	1		.80	[8]	.73	[8]	2.26	[8]
Class T:
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.96 [9]	—	[12]	.80	[9]	.78	[9]	6.67	[9]
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.02)[9]	—	[12]	.86	[9]	.81	[9]	6.45	[9]
12/31/2017[6,13]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.45 [8,9]	—	[12]	1.04	[9,10]	.79	[9,10]	6.20	[9,10]
Class F-1:
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.64	13		1.07		1.04		6.41
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [5]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.87	20		1.35		1.05		5.98
12/31/2016[6,11]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.86)[8]	1		.55	[8]	.46	[8]	2.54	[8]
Class F-2:
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.94	214		.80		.78		6.67
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.14	67		1.04		.79		6.20
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[8]	8		.58	[8]	.42	[8]	2.54	[8]
Class F-3:
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.05	112		.74		.67		6.76
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
12/31/2017[6,14]	9.91	.60	.48	1.08	(.59)	(.02)	—	(.61)	10.38	11.13 [8]	23		1.08	[10]	.80	[10]	6.19	[10]
Class 529-A:
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.63	8		1.08		1.05		6.39
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [5]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19
12/31/2017	9.77	.61	.62	1.23	(.60)	(.02)	—	(.62)	10.38	12.79	4		1.39		1.15		5.87
12/31/2016[6,11]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.88)[8]	1		.56	[8]	.49	[8]	2.52	[8]

26	American Funds Emerging Markets Bond Fund

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2019	$9.35	$.55	$.62	$1.17	$(.31)	$(.03)	$(.24)	$(.58)	$9.94	12.79%	$1		1.82%		1.80%		5.65%
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [5]	(.02)	(.52)	9.35	(5.01)	1		1.87		1.82		5.42
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.06 [9]	1		2.03	[9]	1.80	[9]	5.21	[9]
12/31/2016[6,11]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[8,9]	—	[12]	.72	[8,9]	.64	[8,9]	2.31	[8,9]
Class 529-E:
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.40	1		1.28		1.26		6.18
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.49)	1		1.33		1.26		6.12
12/31/2017	9.77	.60	.62	1.22	(.59)	(.02)	—	(.61)	10.38	12.71	—	[12]	1.47		1.24		5.76
12/31/2016[6,11]	10.19	.24	(.43)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.89)[8,9]	—	[12]	.55	[8,9]	.49	[8,9]	2.40	[8,9]
Class 529-T:
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.87 [9]	—	[12]	.85	[9]	.83	[9]	6.61	[9]
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [5]	(.02)	(.61)	9.35	(4.08)[9]	—	[12]	.92	[9]	.87	[9]	6.36	[9]
12/31/2017[6,13]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.40 [8,9]	—	[12]	1.10	[9,10]	.85	[9,10]	6.14	[9,10]
Class 529-F-1:
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.88	4		.84		.82		6.60
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [5]	(.02)	(.61)	9.35	(4.08)	1		.90		.84		6.51
12/31/2017	9.77	.63	.63	1.26	(.63)	(.02)	—	(.65)	10.38	13.12	1		1.08		.85		6.11
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[8]	—	[12]	.47	[8]	.37	[8]	2.55	[8]
Class R-1:
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.11 [9]	—	[12]	1.56	[9]	1.52	[9]	5.94	[9]
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	— [5]	(.02)	(.55)	9.35	(4.76)[9]	—	[12]	1.64	[9]	1.57	[9]	5.63	[9]
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.37 [9]	—	[12]	1.73	[9]	1.52	[9]	5.51	[9]
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[8,9]	—	[12]	.40	[8,9]	.36	[8,9]	2.49	[8,9]
Class R-2:
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.90	1		1.73		1.70		5.74
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	— [5]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.39 [9]	—	[12]	1.71	[9]	1.50	[9]	5.52	[9]
12/31/2016[6,11]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[8,9]	—	[12]	.68	[8,9]	.62	[8,9]	2.34	[8,9]
Class R-2E:
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.20	1		1.46		1.43		6.02
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29 [9]	—	[12]	1.01	[9]	.70	[9]	6.33	[9]
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[8,9]	—	[12]	.39	[8,9]	.35	[8,9]	2.46	[8,9]

See end of table for footnotes.

American Funds Emerging Markets Bond Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers[4]		Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2019	$9.35	$.60	$.62	$1.22	$(.34)	$(.03)	$(.26)	$(.63)	$9.94	13.37%	$2		1.30%		1.28%		6.15%
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.52)	1		1.36		1.31		5.91
12/31/2017	9.77	.59	.63	1.22	(.59)	(.02)	—	(.61)	10.38	12.70	1		1.52		1.27		5.73
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[8,9]	—	[12]	.46	[8,9]	.41	[8,9]	2.47	[8,9]
Class R-4:
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.67	1		1.04		1.02		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [5]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
12/31/2017	9.77	.63	.62	1.25	(.62)	(.02)	—	(.64)	10.38	13.03	—	[12]	1.22		.96		6.03
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[8,9]	—	[12]	.39	[8,9]	.35	[8,9]	2.46	[8,9]
Class R-5E:
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	14.05	—	[12]	.77		.75		6.81
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.03)	—	[12]	.86		.76		6.90
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29	—	[12]	.99		.69		6.33
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[8]	—	[12]	.39	[8]	.35	[8]	2.46	[8]
Class R-5:
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.01	1		.74		.71		6.73
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(3.98)	—	[12]	.80		.74		6.54
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.23	—	[12]	1.00		.74		6.27
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[8]	—	[12]	.38	[8]	.34	[8]	2.47	[8]
Class R-6:
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.07	173		.68		.66		6.80
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	— [5]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.17	—	[12]	1.00		.79		6.20
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[8]	—	[12]	.41	[8]	.37	[8]	2.48	[8]

	Year ended December 31,			For the period,
	2019	2018	2017	4/22/2016 to 12/31/2016[6,7,8]
Portfolio turnover rate for all share classes[15]	54%	38%	35%	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC and/or the fund’s transfer agent. During the periods shown, CRMC reimbursed a portion of other fees and expenses. In addition, during some of the years shown, the fund’s transfer agent waived a portion of the fund’s transfer agent services fees for Class F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	Based on operations for a period that is less than a full year.
[7]	For the period April 22, 2016, commencement of operations, through December 31, 2016.
[8]	Not annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Annualized.
[11]	This share class began investment operations on July 29, 2016.
[12]	Amount less than $1 million.
[13]	Class T and 529-T shares began investment operations on April 7, 2017.
[14]	Class F-3 shares began investment operations on January 27, 2017.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

28	American Funds Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 12, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Emerging Markets Bond Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Emerging Markets Bond Fund

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,031.63	$5.17	1.01%
Class A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class C – actual return	1,000.00	1,027.89	8.84	1.73
Class C – assumed 5% return	1,000.00	1,016.48	8.79	1.73
Class T – actual return	1,000.00	1,033.12	3.79	.74
Class T – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class F-1 – actual return	1,000.00	1,031.60	5.22	1.02
Class F-1 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 – actual return	1,000.00	1,033.00	3.84	.75
Class F-2 – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class F-3 – actual return	1,000.00	1,033.54	3.23	.63
Class F-3 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-A – actual return	1,000.00	1,031.63	5.17	1.01
Class 529-A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-C – actual return	1,000.00	1,027.74	9.00	1.76
Class 529-C – assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class 529-E – actual return	1,000.00	1,030.52	6.24	1.22
Class 529-E – assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class 529-T – actual return	1,000.00	1,032.70	4.05	.79
Class 529-T – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-F-1 – actual return	1,000.00	1,032.77	4.00	.78
Class 529-F-1 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class R-1 – actual return	1,000.00	1,029.10	7.67	1.50
Class R-1 – assumed 5% return	1,000.00	1,017.64	7.63	1.50
Class R-2 – actual return	1,000.00	1,028.14	8.59	1.68
Class R-2 – assumed 5% return	1,000.00	1,016.74	8.54	1.68
Class R-2E – actual return	1,000.00	1,029.60	7.16	1.40
Class R-2E – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 – actual return	1,000.00	1,030.35	6.40	1.25
Class R-3 – assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class R-4 – actual return	1,000.00	1,031.76	5.07	.99
Class R-4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-5E – actual return	1,000.00	1,033.59	4.25	.83
Class R-5E – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class R-5 – actual return	1,000.00	1,033.33	3.49	.68
Class R-5 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-6 – actual return	1,000.00	1,033.63	3.18	.62
Class R-6 – assumed 5% return	1,000.00	1,022.08	3.16	.62

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2019:

Long-term capital gains	$2,773,000
Foreign taxes	$0.01 per share
Foreign source income	$0.65 per share
U.S. government income that may be exempt from state taxation	$150,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

American Funds Emerging Markets Bond Fund	31

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018 through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

32	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2015	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2015	Private investor	89	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2015	CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Emerging Markets Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6];
		Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Luis Freitas de Oliveira, 1967 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Partner — Capital Fixed Income Investors, Capital International Sàrl[6]; Chairman and Corporate Manager, Capital International Sàrl[6]
Kirstie Spence, 1973 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital International Limited[6]; Director, Capital Research Company[6]; Vice President and Director, Capital International Limited[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Luis Freitas de Oliveira, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Emerging Markets Bond Fund	35

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

A complete December 31, 2019, portfolio of American Funds Emerging Markets Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EMBF

Registrant:

a) Audit Fees:
Audit	2018	59,000
	2019	37,000

b) Audit-Related Fees:
	2018	None
	2019	None

c) Tax Fees:
	2018	6,000
	2019	13,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,117,000
	2019	1,812,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2018	8,000

	2019	46,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,184,000 for fiscal year 2018 and $1,874,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Emerging Markets Bond Fund®

Investment portfolio

December 31, 2019

Bonds, notes & other debt instruments 93.34% Bonds & notes of governments & government agencies outside the U.S. 82.25%	Principal amount (000)	Value (000)
Abu Dhabi (Emirate of) 3.125% 2027	$1,600	$1,679
Angola (Republic of) 8.00% 20291	6,400	6,846
Argentine Republic 2.25% 20202,3	ARS35,264	302
Argentine Republic 4.00% 20203	71,346	655
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 70.253% 20204	15,105	132
Argentine Republic 2.50% 20213	89,261	696
Argentine Republic 6.875% 2021	$8,300	4,506
Argentine Republic 5.625% 2022	1,900	989
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 55.469% 20224	ARS63,953	603
Argentine Republic 7.50% 2026	$11,300	5,908
Argentine Republic 6.875% 2027	3,400	1,701
Argentine Republic 5.875% 2028	2,000	946
Argentine Republic 7.82% 20335	€1,238	805
Argentine Republic 0% 2035	$600	15
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)5	2,984	1,465
Argentine Republic 6.875% 2048	380	183
Argentine Republic Inflation-Protected Security 5.83% 20333	ARS37,779	349
Bahrain (Kingdom of) 5.50% 2020	$2,860	2,884
Bahrain (Kingdom of) 5.875% 2021	650	671
Bahrain (Kingdom of) 6.125% 2023	1,980	2,191
Bahrain (Kingdom of) 6.75% 20291	520	609
Banque Centrale de Tunisie 6.75% 2023	€5,070	5,896
Banque Centrale de Tunisie 6.75% 2023	110	128
Banque Centrale de Tunisie 5.625% 2024	800	895
Banque Centrale de Tunisie 5.75% 2025	$425	398
Banque Centrale de Tunisie 6.375% 2026	€6,500	7,253
Benin (Republic of) 5.75% 2026	1,230	1,441
Brazil (Federative Republic of) 10.00% 2023	BRL2,000	553
Brazil (Federative Republic of) 10.00% 2025	124,648	35,631
Brazil (Federative Republic of) 10.00% 2027	22,000	6,437
Brazil (Federative Republic of) 6.00% 20283	3,990	1,196
Brazil (Federative Republic of) 6.00% 20553	3,325	1,217
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.25%) 54.127% 20244	ARS39,040	442
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 60.528% 20284	57,063	616
Cameroon (Republic of) 9.50% 2025	$3,000	3,375
Chile (Banco Central de) 4.50% 2026	CLP645,000	946
Chile (Banco Central de) 4.70% 2030	545,000	826
China (People’s Republic of), Series 1906, 3.29% 2029	CNY10,900	1,582
China (People’s Republic of), Series 1910, 3.86% 2049	92,920	13,700
China Development Bank Corp., Series 1905, 3.48% 2029	68,300	9,650
Colombia (Republic of), Series UVL, 3.50% 20213	COP1,682,323	594
Colombia (Republic of), Series B, 7.00% 2022	2,333,200	743
Colombia (Republic of), Series B, 6.25% 2025	34,521,400	10,814
Colombia (Republic of), Series B, 7.50% 2026	15,462,800	5,141
Colombia (Republic of), Series B, 6.00% 2028	21,410,000	6,490
Colombia (Republic of), Series B, 7.75% 2030	9,490,000	3,197
Costa Rica (Republic of) 4.375% 2025	$785	785

American Funds Emerging Markets Bond Fund — Page 1 of 10

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Costa Rica (Republic of) 6.125% 20311	$2,735	$2,913
Costa Rica (Republic of) 7.00% 2044	2,222	2,346
Cote d’Ivoire (Republic of) 5.375% 20241	900	948
Cote d’Ivoire (Republic of) 5.25% 2030	€4,400	5,045
Cote d’Ivoire (Republic of) 5.875% 2031	5,875	6,875
Dominican Republic 10.50% 2023	DOP39,300	757
Dominican Republic 5.50% 2025	$2,244	2,422
Dominican Republic 6.875% 2026	1,635	1,871
Dominican Republic 6.875% 20261	1,200	1,373
Dominican Republic 9.75% 2026	DOP281,750	5,464
Dominican Republic 10.375% 2026	9,600	186
Dominican Republic 11.00% 2026	54,400	1,085
Dominican Republic 5.95% 20271	$3,600	3,984
Dominican Republic 5.95% 2027	3,087	3,416
Dominican Republic 11.25% 2027	DOP62,600	1,252
Dominican Republic 11.375% 2029	35,000	710
Dominican Republic 7.45% 2044	$2,500	3,024
Dominican Republic 6.85% 20451	600	687
Dominican Republic 6.50% 2048	692	765
Dominican Republic 6.40% 20491	2,360	2,595
Egypt (Arab Republic of) 4.55% 20231	5,300	5,423
Egypt (Arab Republic of) 5.577% 20231	1,575	1,651
Egypt (Arab Republic of) 17.20% 2023	EGP13,000	896
Egypt (Arab Republic of) 18.35% 2023	33,000	2,346
Egypt (Arab Republic of) 15.90% 2024	29,600	1,997
Egypt (Arab Republic of) 4.75% 2026	€1,900	2,248
Egypt (Arab Republic of) 15.70% 2027	EGP22,200	1,530
Egypt (Arab Republic of) 6.588% 20281	$2,100	2,195
Egypt (Arab Republic of) 5.625% 2030	€1,465	1,699
Egypt (Arab Republic of) 7.50% 20321	$2,500	2,625
Egypt (Arab Republic of) 8.50% 20471	200	223
Egypt (Arab Republic of) 8.15% 20591	2,600	2,785
Ethiopia (Federal Democratic Republic of) 6.625% 2024	3,500	3,788
Gabonese Republic 6.375% 2024	3,580	3,748
Gabonese Republic 6.95% 2025	2,300	2,429
Ghana (Republic of) 19.75% 2024	GHS487	82
Ghana (Republic of) 19.00% 2026	9,740	1,570
Greece (Hellenic Republic of) 3.375% 2025	€1,740	2,222
Greece (Hellenic Republic of) 3.75% 2028	1,520	2,019
Guatemala (Republic of) 4.375% 2027	$3,125	3,243
Honduras (Republic of) 6.25% 2027	6,900	7,549
Honduras (Republic of) 6.25% 20271	2,975	3,255
India (Republic of) 6.84% 2022	INR40,000	570
India (Republic of) 7.32% 2024	150,000	2,165
India (Republic of) 8.24% 2027	729,000	11,000
India (Republic of) 7.17% 2028	325,000	4,648
India (Republic of) 7.59% 2029	303,100	4,448
Indonesia (Republic of), Series 77, 8.125% 2024	IDR34,245,000	2,634
Indonesia (Republic of), Series 59, 7.00% 2027	89,289,000	6,423
Indonesia (Republic of), Series 64, 6.125% 2028	145,446,000	9,896
Indonesia (Republic of), Series 82, 7.00% 2030	60,000,000	4,285
Indonesia (Republic of), Series 73, 8.75% 2031	42,600,000	3,396
Indonesia (Republic of), Series 65, 6.625% 2033	190,830,000	12,725
Indonesia (Republic of), Series 68, 8.375% 2034	24,000,000	1,854
Indonesia (Republic of), Series 72, 8.25% 2036	57,999,000	4,380

American Funds Emerging Markets Bond Fund — Page 2 of 10

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Iraq (Republic of) 6.752% 20231	$2,905	$2,980
Iraq (Republic of) 5.80% 2028	250	245
Jordan (Hashemite Kingdom of) 5.75% 20271	4,800	5,077
Kazakhstan (Republic of) 6.50% 2045	1,500	2,217
Kenya (Republic of) 6.875% 2024	6,045	6,558
Kenya (Republic of) 7.25% 2028	2,400	2,615
Kenya (Republic of) 7.25% 20281	1,725	1,880
Kenya (Republic of) 8.00% 20321	700	765
Kenya (Republic of) 8.25% 2048	800	860
Kenya (Republic of) 8.25% 20481	660	709
Maharashtra (State of) 8.12% 2025	INR20,210	299
Maharashtra (State of) 7.25% 2026	100,000	1,415
Maharashtra (State of) 8.51% 2026	14,000	210
Malaysia (Federation of), Series 0316, 3.90% 2026	MYR4,100	1,037
Malaysia (Federation of), Series 0212, 3.892% 2027	11,033	2,791
Malaysia (Federation of), Series 0219, 3.885% 2029	22,500	5,757
Malaysia (Federation of), Series 0419, 3.828% 2034	19,800	4,953
Malaysia (Federation of), Series 0619, 4.119% 2034	1,000	254
Malaysia (Federation of), Series 0415, 4.254% 2035	5,600	1,454
Malaysia (Federation of), Series 0615, 4.786% 2035	2,425	660
Malaysia (Federation of), Series 0418, 4.893% 2038	69,400	19,337
Malaysia (Federation of), Series 0219, 4.467% 2039	6,000	1,591
Malaysia (Federation of), Series 0518, 4.921% 2048	4,200	1,167
Morocco (Kingdom of) 4.25% 2022	$3,650	3,854
Morocco (Kingdom of) 3.50% 2024	€3,000	3,833
Morocco (Kingdom of) 5.50% 2042	$370	455
National Highways Authority of India 7.17% 2021	INR30,000	424
Nigeria (Republic of) 6.75% 20211	$1,000	1,039
Nigeria (Republic of) 6.75% 2021	400	416
Nigeria (Republic of) 16.39% 2022	NGN250,000	777
Nigeria (Republic of) 14.2% 2024	485,000	1,532
Nigeria (Republic of) 8.747% 2031	$700	775
Nigeria (Republic of) 7.625% 2047	1,600	1,563
Nigeria (Republic of) 9.248% 2049	1,710	1,916
Oman (Sultanate of) 5.375% 2027	1,500	1,549
Oman (Sultanate of) 5.625% 2028	500	518
Pakistan (Islamic Republic of) 5.50% 2021	1,000	1,024
Pakistan (Islamic Republic of) 5.50% 20211	700	717
Pakistan (Islamic Republic of) 8.25% 2024	2,100	2,345
Pakistan (Islamic Republic of) 8.25% 2025	1,500	1,682
Pakistan (Islamic Republic of) 6.875% 20271	1,900	1,984
Pakistan (Islamic Republic of) 6.875% 2027	400	418
Panama (Republic of) 3.75% 20261	3,585	3,782
Panama (Republic of) 3.16% 2030	2,600	2,682
Panama (Republic of) 4.50% 2047	1,750	2,086
Panama (Republic of) 4.50% 2050	1,170	1,389
Paraguay (Republic of) 5.00% 20261	2,400	2,659
Paraguay (Republic of) 5.00% 2026	720	798
Paraguay (Republic of) 5.60% 20481	3,555	4,172
Peru (Republic of) 4.125% 2027	1,065	1,196
Peru (Republic of) 6.35% 2028	PEN3,200	1,121
Peru (Republic of) 6.15% 2032	9,575	3,278
Peru (Republic of) 8.75% 2033	$820	1,351
Peru (Republic of) 5.40% 2034	PEN15,889	5,041
Peru (Republic of) 5.35% 2040	12,095	3,698

American Funds Emerging Markets Bond Fund — Page 3 of 10

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Poland (Republic of) 4.00% 2024	$2,800	$3,018
Poland (Republic of), Series 0420, 1.50% 2020	PLN20,314	5,364
Poland (Republic of), Series 0922, 5.75% 2022	11,700	3,422
Poland (Republic of), Series 0726, 2.50% 2026	23,777	6,465
PT Indonesia Asahan Aluminium Tbk 6.53% 20281	$350	430
Qatar (State of) 3.875% 20231	800	846
Qatar (State of) 4.50% 20281	5,300	6,082
Qatar (State of) 5.103% 20481	2,200	2,832
Romania 3.50% 2022	RON15,000	3,490
Romania 4.75% 2025	1,560	378
Romania 2.375% 2027	€830	1,019
Romania 2.875% 2029	1,050	1,333
Romania 3.50% 2034	2,010	2,544
Romania 3.375% 2038	2,325	2,844
Romania 4.625% 2049	3,200	4,442
Romania 4.625% 2049	840	1,166
Russian Federation 7.50% 2021	RUB268,000	4,445
Russian Federation 7.00% 2023	1,218,420	20,416
Russian Federation 4.75% 2026	$1,400	1,565
Russian Federation 8.15% 2027	RUB779,690	14,044
Russian Federation 4.375% 20291	$9,400	10,470
Russian Federation 4.375% 2029	200	223
Russian Federation 8.50% 2031	RUB501,366	9,555
Russian Federation 7.70% 2033	46,360	834
Russian Federation 7.25% 2034	247,480	4,300
Russian Federation 5.10% 20351	$800	960
Russian Federation 5.25% 2047	4,000	5,017
Senegal (Republic of) 8.75% 2021	839	911
Senegal (Republic of) 6.25% 2024	4,120	4,573
Senegal (Republic of) 4.75% 2028	€5,300	6,286
Senegal (Republic of) 4.75% 2028	2,540	3,013
Serbia (Republic of) 1.50% 2029	1,672	1,912
South Africa (Republic of) 4.665% 2024	$1,500	1,568
South Africa (Republic of) 8.00% 2030	ZAR44,800	2,988
South Africa (Republic of) 8.25% 2032	42,000	2,755
South Africa (Republic of) 8.50% 2037	35,900	2,273
South Africa (Republic of), Series R-186, 10.50% 2026	38,370	3,067
South Africa (Republic of), Series R-214, 6.50% 2041	223,495	11,122
South Africa (Republic of), Series R-2048, 8.75% 2048	337,360	21,276
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	$1,620	1,649
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	2,500	2,436
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	900	904
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	2,000	1,979
Sri Lanka (Democratic Socialist Republic of) 6.825% 20261	1,350	1,336
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027	2,900	2,726
Sri Lanka (Democratic Socialist Republic of) 6.20% 20271	2,800	2,632
Sri Lanka (Democratic Socialist Republic of) 6.75% 20281	2,045	1,963
Sri Lanka (Democratic Socialist Republic of) 7.85% 20291	875	890
Thailand (Kingdom of) 2.875% 2028	THB97,200	3,632
Turkey (Republic of) 3.00% 20213	TRY21,938	3,702
Turkey (Republic of) 9.20% 2021	5,600	913
Turkey (Republic of) 10.70% 2021	43,200	7,251
Turkey (Republic of) 8.50% 2022	3,900	616
Turkey (Republic of) 3.00% 20233	7,893	1,318
Turkey (Republic of) 7.25% 2023	$1,760	1,909

American Funds Emerging Markets Bond Fund — Page 4 of 10

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Turkey (Republic of) 12.20% 2023	TRY9,600	$1,646
Turkey (Republic of) 2.00% 20243	18,378	2,893
Turkey (Republic of) 3.20% 20243	6,405	1,096
Turkey (Republic of) 4.10% 20243	9,244	1,649
Turkey (Republic of) 5.75% 2024	$800	820
Turkey (Republic of) 9.00% 2024	TRY2,825	431
Turkey (Republic of) 7.375% 2025	$800	875
Turkey (Republic of) 8.00% 2025	TRY4,850	701
Turkey (Republic of) 2.70% 20263	9,840	1,565
Turkey (Republic of) 4.25% 2026	$2,950	2,759
Turkey (Republic of) 4.875% 2026	2,000	1,915
Turkey (Republic of) 6.125% 2028	3,420	3,471
Turkey (Republic of) 7.625% 2029	1,400	1,550
Ukraine Government 14.64% 2020	UAH31,318	1,322
Ukraine Government 15.70% 2020	125,271	5,262
Ukraine Government 17.25% 2020	49,282	2,135
Ukraine Government 7.75% 2021	$3,800	4,029
Ukraine Government 16.00% 2021	UAH40,000	1,750
Ukraine Government 14.91% 2022	49,742	2,207
Ukraine Government 17.00% 2022	50,293	2,303
Ukraine Government 10.00% 2023	31,600	1,287
Ukraine Government 8.994% 2024	$4,670	5,271
Ukraine Government 7.75% 2025	1,200	1,314
Ukraine Government 15.84% 2025	UAH56,565	2,798
Ukraine Government 6.75% 2026	€7,358	9,288
United Mexican States 4.15% 2027	$1,030	1,105
United Mexican States 4.00% 20463	MXN56,560	3,301
United Mexican States 5.75% 2110	$3,348	3,972
United Mexican States, Series M, 8.00% 2023	MXN89,300	4,924
United Mexican States, Series M, 5.75% 2026	185,800	9,320
United Mexican States, Series M20, 8.50% 2029	272,000	16,023
United Mexican States, Series M, 7.75% 2034	60,000	3,401
Uruguay (Oriental Republic of) 9.875% 2022	UYU84,576	2,207
Uruguay (Oriental Republic of) 4.375% 20283	170,823	4,761
Uruguay (Oriental Republic of) 8.50% 2028	68,920	1,585
Venezuela (Bolivarian Republic of) 7.00% 20182	$225	27
Venezuela (Bolivarian Republic of) 7.75% 20192	4,983	586
Venezuela (Bolivarian Republic of) 6.00% 20202	3,353	402
Venezuela (Bolivarian Republic of) 12.75% 20222	300	36
Venezuela (Bolivarian Republic of) 9.00% 20232	4,895	587
Venezuela (Bolivarian Republic of) 8.25% 20242	2,276	273
Venezuela (Bolivarian Republic of) 7.65% 20252	450	54
Venezuela (Bolivarian Republic of) 11.75% 20262	225	27
Venezuela (Bolivarian Republic of) 9.25% 20272	3,060	367
Venezuela (Bolivarian Republic of) 9.25% 20282	1,129	135
Venezuela (Bolivarian Republic of) 11.95% 20312	377	45
Venezuela (Bolivarian Republic of) 7.00% 20382	377	45
		779,275
Corporate bonds & notes 9.48% Industrials 2.96%
Autoridad del Canal de Panama 4.95% 2035	400	467
Dianjian Haiyu Ltd. 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.773% on 7/19/2023)5	800	804
Dianjian International Finance Ltd., 4.60% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.933% on 7/19/2023)5	3,100	3,205

American Funds Emerging Markets Bond Fund — Page 5 of 10

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
DP World Crescent 4.848% 20281	$4,700	$5,164
ENA Norte Trust 4.95% 2028	1,591	1,648
Lima Metro Line 2 Finance Ltd. 4.35% 20361	3,370	3,580
Mexico City Airport Trust 5.50% 2046	2,088	2,160
Mexico City Airport Trust 5.50% 2047	8,212	8,497
Rutas 2 and 7 Finance Ltd. 0% 20361	3,895	2,535
		28,060
Energy 2.52%
MV24 Capital BV 6.748% 20341	3,660	3,873
Petrobras Global Finance Co. 8.75% 2026	1,550	1,993
Petróleos Mexicanos 7.19% 2024	MXN111,770	5,409
Petróleos Mexicanos 6.875% 2026	$950	1,046
Petróleos Mexicanos 7.47% 2026	MXN203,270	9,457
Petróleos Mexicanos 6.49% 20271	$1,234	1,314
Petróleos Mexicanos 6.50% 2029	753	794
		23,886
Financials 1.30%
Bangkok Bank PCL 4.45% 20281	900	997
CCCI Treasure Ltd., 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 7.192% on 4/21/2020)5	3,621	3,630
HDFC Bank Ltd. 8.10% 2025	INR30,000	420
Industrial and Commercial Bank of China Ltd. 3.538% 2027	$2,900	3,009
Itau Unibanco Holding SA 4.50% 2029 (5-year USD-CMT + 2.822% on 11/21/2029)1,5	2,650	2,716
Leader Goal International Ltd. 4.25%5	1,530	1,565
		12,337
Materials 1.18%
Braskem Idesa Sapi 7.45% 20291	2,600	2,775
Braskem SA 4.50% 20301	4,090	4,076
Cydsa SAB de CV 6.25% 2027	900	927
Cydsa SAB de CV 6.25% 20271	755	778
Suzano Austria GmbH 5.00% 2030	2,500	2,632
		11,188
Utilities 1.12%
Empresas Publicas de Medellin E.S.P. 8.375% 2027	COP10,000,000	3,219
Empresas Publicas de Medellin E.S.P. 4.25% 20291	$3,230	3,366
Enel Chile SA 4.875% 2028	3,035	3,362
Enersis Américas SA 4.00% 2026	615	638
		10,585
Consumer staples 0.25%
JBS Investments GmbH II 7.00% 2026	1,200	1,308
JBS Investments GmbH II 5.75% 20281	1,010	1,067
		2,375
Consumer discretionary 0.15%
Melco International Development Ltd. 5.375% 20291	1,350	1,388
Total corporate bonds & notes		89,819

American Funds Emerging Markets Bond Fund — Page 6 of 10

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes 1.61% U.S. Treasury 0.93%	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 20296	$9,000	$8,767
U.S. Treasury inflation-protected securities 0.68%
U.S. Treasury Inflation-Protected Security 0.125% 20243	2,507	2,523
U.S. Treasury Inflation-Protected Security 0.50% 20243	3,877	3,942
		6,465
Total U.S. Treasury bonds & notes		15,232
Total bonds, notes & other debt instruments (cost: $882,022,000)		884,326
Short-term securities 4.55% Money market investments 3.53%	Shares
Capital Group Central Cash Fund 1.73%7	334,894	33,489
Other short-term securities 1.02%	Principal amount (000)
Argentinian Treasury Bills (3.88%)-58.68% due 7/29/2020-7/31/2020	ARS231,787	2,555
Egyptian Treasury Bills 13.37%-13.74% due 5/12/2020-7/28/2020	EGP119,600	7,101
		9,656
Total short-term securities (cost: $47,621,000)		43,145
Total investment securities 97.89% (cost: $929,643,000)		927,471
Other assets less liabilities 2.11%		19,971
Net assets 100.00%		$947,442

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 12/31/20199 (000)	Unrealized (depreciation) appreciation at 12/31/2019 (000)
2 Year U.S. Treasury Note Futures	Long	478	April 2020	$95,600	$103,009	$(53)
5 Year U.S. Treasury Note Futures	Long	273	April 2020	27,300	32,381	(113)
10 Year Euro-Bund Futures	Short	100	March 2020	€(10,000)	(19,124)	182
10 Year Ultra U.S. Treasury Note Futures	Long	212	March 2020	$21,200	29,829	(359)
30 Year Ultra U.S. Treasury Bond Futures	Short	43	March 2020	(4,300)	(7,811)	242
						$(101)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
MXN35,000	USD1,792	Goldman Sachs	1/6/2020	$58
EUR3,929	USD4,368	Standard Chartered Bank	1/6/2020	40
EUR2,900	USD3,219	Standard Chartered Bank	1/6/2020	36

American Funds Emerging Markets Bond Fund — Page 7 of 10

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2019 (000)
Purchases (000)	Sales (000)
CZK124,460	EUR4,868	Barclays Bank PLC	1/6/2020	$28
USD1,088	THB32,900	JPMorgan Chase	1/6/2020	(10)
USD7,581	EUR6,829	JPMorgan Chase	1/6/2020	(82)
EUR115	USD127	HSBC Bank	1/7/2020	2
EUR410	USD458	UBS AG	1/7/2020	2
USD128	EUR115	Standard Chartered Bank	1/7/2020	(1)
USD453	EUR410	HSBC Bank	1/7/2020	(7)
USD3,767	ZAR55,440	Bank of New York Mellon	1/7/2020	(188)
EUR2,200	USD2,458	Citibank	1/8/2020	11
USD2,449	EUR2,200	JPMorgan Chase	1/8/2020	(20)
EUR1,185	USD1,318	Standard Chartered Bank	1/9/2020	12
USD2,318	EUR2,085	Morgan Stanley	1/9/2020	(22)
USD5,091	PEN17,290	JPMorgan Chase	1/10/2020	(126)
EUR4,282	USD4,763	Standard Chartered Bank	1/13/2020	44
USD2,111	THB64,000	Standard Chartered Bank	1/13/2020	(26)
USD4,754	EUR4,282	HSBC Bank	1/13/2020	(53)
USD1,823	MXN35,000	Citibank	1/15/2020	(23)
PLN45,873	EUR10,685	Bank of America	1/16/2020	94
KRW10,400,000	USD8,922	Citibank	1/16/2020	75
USD2,258	INR160,700	Standard Chartered Bank	1/16/2020	10
PLN6,163	EUR1,440	Citibank	1/16/2020	8
USD2,354	MXN45,100	Citibank	1/16/2020	(26)
USD7,689	BRL32,000	Standard Chartered Bank	1/16/2020	(261)
PLN26,614	EUR6,220	Goldman Sachs	1/17/2020	31
CZK113,491	EUR4,450	Citibank	1/17/2020	9
USD402	ZAR5,850	Standard Chartered Bank	1/17/2020	(15)
EUR6,955	USD7,777	Citibank	1/21/2020	35
USD7,779	EUR6,955	Morgan Stanley	1/21/2020	(33)
USD1,498	ZAR21,700	HSBC Bank	1/21/2020	(47)
CZK182,846	EUR7,180	JPMorgan Chase	1/23/2020	—10
BRL10,600	USD2,603	JPMorgan Chase	1/27/2020	30
EUR2,880	USD3,211	Standard Chartered Bank	1/27/2020	25
USD1,963	EUR1,760	JPMorgan Chase	1/27/2020	(15)
USD10,503	MXN200,000	UBS AG	1/27/2020	(30)
USD4,848	BRL19,800	JPMorgan Chase	1/27/2020	(71)
CNH16,000	USD2,261	Standard Chartered Bank	2/10/2020	36
USD2,240	CNH15,800	Citibank	2/10/2020	(28)
USD4,701	CNH33,600	Standard Chartered Bank	2/10/2020	(122)
USD4,471	INR320,000	JPMorgan Chase	3/12/2020	21
USD1,811	INR130,000	JPMorgan Chase	3/13/2020	4
INR129,680	USD1,803	HSBC Bank	3/13/2020	—10
USD4,339	EUR3,755	Bank of America	3/26/2020	104
EUR2,000	USD2,245	UBS AG	3/26/2020	10
USD10,597	EUR9,438	Standard Chartered Bank	6/12/2020	(99)
USD19,968	EUR17,695	Citibank	6/19/2020	(95)
CZK58,470	USD2,547	Standard Chartered Bank	10/21/2020	32
PLN9,750	USD2,546	Citibank	10/21/2020	24
RON16,508	EUR3,350	HSBC Bank	10/21/2020	(7)
USD2,534	CZK58,470	Bank of America	10/21/2020	(46)
				$(672)

American Funds Emerging Markets Bond Fund — Page 8 of 10

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2019 (000)
2.655%	3-month USD-LIBOR	12/30/2024	$36,300	$1,603	$—	$1,603
6.95%	28-day MXN-TIIE	8/8/2029	MXN88,500	50	—	50
3-month USD-LIBOR	2.795%	12/30/2029	$19,300	(1,600)	—	(1,600)
					$—	$53

1	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $125,946,000, which represented 13.29% of the net assets of the fund.
2	Scheduled interest and/or principal payment was not received.
3	Index-linked bond whose principal amount moves with a government price index.
4	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
5	Step bond; coupon rate may change at a later date.
6	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,196,000, which represented .13% of the net assets of the fund.
7	Rate represents the seven-day yield at 12/31/2019.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.
10	Amount less than one thousand.

Key to abbreviations and symbols
ARS = Argentine pesos	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
CLP = Chilean pesos	NGN = Nigerian naira
CMT = Constant Maturity Treasury	PEN = Peruvian nuevos soles
CNH/CNY = Chinese yuan renminbi	PLN = Polish zloty
COP = Colombian pesos	RON = Romanian leu
CZK = Czech korunas	RUB = Russian rubles
DOP = Dominican pesos	THB = Thai baht
EGP = Egyptian pounds	TIIE = Equilibrium Interbank Interest Rate
EUR/€ = Euros	TRY = Turkish lira
GHS = Ghanaian cedi	UAH = Ukrainian hryvnia
IDR = Indonesian rupiah	USD/$ = U.S. dollars
INR = Indian rupees	UYU = Uruguayan pesos
KRW = South Korean won	ZAR = South African rand
LIBOR = London Interbank Offered Rate

American Funds Emerging Markets Bond Fund — Page 9 of 10

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-114-0220O-S73215	American Funds Emerging Markets Bond Fund — Page 10 of 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Emerging Markets Bond Fund (the “Fund”), as of December 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 12, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2020